UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2005

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14227	13-3317668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

399 Executive Boulevard, Elmsford, NY	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (914) 592-2355

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 - Changes in Registrants’ Certifying Accountant

(a)                                  Change in Certifying Accountant

By letter dated April 27, 2005, Ernst & Young LLP (“Ernst & Young”), the principal accountant engaged to audit the financial statements of American Bank Note Holographics, Inc. (the “Company”), notified the Company that it would be resigning as the independent registered public accountants of the Company upon completion of their SAS No. 100 review for the quarter ended March 31, 2005.  Ernst & Young advised the Company that it was resigning because of Ernst & Young’s resource constraints, and that its resignation was not related to any matter concerning the Company including the Company’s selection or application of accounting policies or judgments, the scope of audit, internal controls or integrity of management.

Ernst & Young audited the Company’s financial statements for the Company’s two most recent fiscal years ended December 31, 2004.

During our two most recent fiscal years ended December 31, 2004 and for the period from January 1, 2005 through the date of resignation, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young would have caused them to make reference to the subject matter of their disagreement in their report.

During our two most recent fiscal years ended December 31, 2004 and for the period from January 1, 2005 through the date of resignation, there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission.

The report of Ernst & Young accompanying the audit for our two most recent fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer or opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Ernst & Young with a copy of the above disclosures on April 28, 2005, and requested that Ernst & Young furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of such letter is attached as an Exhibit to this Form 8-K.

The Company is in the process of searching for a new independent registered public accounting firm.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

16.1                           Letter from Ernst & Young, dated May 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BANK NOTE HOLOGRAPHICS, INC.

Date: May 3, 2005	By:	/s/ Kenneth H. Traub
Kenneth H. Traub
President and Chief Executive Officer